Exhibit 10.29

Guarantee

This Guarantee is made as of October 7, 2011, by the undersigned Siemens Enterprise Communications, Inc., a Delaware corporation (“Guarantor”) to Zions First National Bank (“Lender”), as an inducement to Lender to enter into a Loan Agreement with and to loan monies to inContact, Inc., a Delaware corporation (“Borrower”).

Lender, Borrower, and Guarantor are entering into a Loan Agreement of even date herewith (the “Loan Agreement”) pursuant to which Lender has agreed to make a loan to Borrower evidenced by a Promissory Note (Amortizing Term Loan) in the original principal amount of $2,500,000.00 (the “Promissory Note”).

For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor agrees as follows:

1. Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

“Collateral” includes, in addition to the meaning set forth in the Loan Agreement, any other collateral for the Indebtedness which may be taken in the future.

“Guarantee” includes, in addition to the meaning set forth in the Loan Agreement, any other guarantee of the Indebtedness, now existing or given in the future.

“Guarantor” includes, in addition to the meaning set forth in the Loan Agreement, any other person or entity who guarantees the Indebtedness, now or in the future.

“Indebtedness” means all liabilities, obligations, and indebtedness of Borrower arising under the Loan Documents, including the Promissory Note and including all costs and expenses, including reasonable attorneys fees and legal expenses, for which Borrower is liable under the Loan Documents.

2. Guarantee. Guarantor absolutely and unconditionally guarantees to Lender that Borrower shall promptly and fully perform, pay and discharge the Indebtedness. If Borrower fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

3. Guarantee Unconditional. This Guarantee is an absolute and unconditional guarantee of payment and not of collectability. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, or enforceability of the Indebtedness or any of the Loan Documents or the value or sufficiency of any Collateral.

4. Agreement to Pay Attorneys Fees. Guarantor agrees to pay all collection costs, including reasonable attorneys fees and legal expenses, incurred by Lender in enforcing this Guarantee.

Guarantor agrees to pay all expenses, including attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

5. Waiver by Guarantor. Guarantor expressly and absolutely, without affecting the liability of Guarantor hereunder:

a. Waives notice of acceptance of this Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

b. Waives demand, protest, notice of dishonor or nonpayment or presentment for payment of the Promissory Note or any other evidence of the Indebtedness;

c. Waives notice of transactions which have occurred under or relating to or affecting this Guarantee;

d. Waives notice of any adverse change in the condition, financial or otherwise, of Borrower or any Guarantor, any change concerning any Collateral, or of any other fact which might materially increase Guarantor’s risk, whether or not Lender has knowledge of the same;

e. Waives any right to require Lender to (i) proceed against Borrower by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or (iii) exercise, pursue or enforce any right or remedy Lender may have against Borrower, any Collateral, any Guarantor, any other person or entity, or otherwise, prior to proceeding against Guarantor; and

f. Waives any and all rights of subrogation, contribution or indemnification against Borrower or any Guarantor of any nature whatsoever, now existing or hereafter arising or created unless and until the Indebtedness has been finally and irrevocably paid in full.

6. Consent to Lender’s Acts. Guarantor hereby authorizes and consents to Lender at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released or affected by:

a. The taking or accepting, or the failure by Lender to take or accept, any other Collateral or Guarantee for the Indebtedness;

b. The modification, amendment, extension, renewal, replacement, or termination of any of the Loan Documents, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness;

c. Any complete or partial release, substitution, subordination, impairment, loss, compromise, or other modification of any Collateral or any Guarantee;

d. Any renewal, extension, modification, replacement, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any Guarantor, or the performance of any covenant contained in the Loan Documents;

e. Any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Loan Documents, or any action in connection with any Collateral or any Guarantee, including, without limitation, the failure of Lender to perfect any security interest in any Collateral;

f. Any increase or decrease in the rate of interest on the Indebtedness;

g. Acceptance of any partial and/or late payments on the Indebtedness;

h. Application of payments by, or recoveries from, Borrower or any Guarantor, or any sums realized from any Collateral, in such manner and in such order of priority as Lender deems proper, whether or not the obligation to which the payment or recovery is applied is due at the time of such application; and

i. Lender exercising any and all rights and remedies available to Lender by law, at equity or by agreement, even if the exercise thereof may affect, modify, or eliminate any Guarantor’s right of subrogation against Borrower or any other party.

7. Subordination by Guarantor.

a. Collateral. Irrespective of the time, order, manner, or method of creation, attachment, or perfection, any and all security interests, liens, mortgages, deeds of trust, assignments, and any other right, title or interest in, to, or on any Collateral, whether obtained by agreement or by judicial process, (“Encumbrance”) in favor of Lender, all Encumbrances in favor of Lender, now existing or hereafter created, shall have priority over any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created. Guarantor hereby subordinates any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created, to any and all Encumbrances in favor of Lender in, to, or on any Collateral, now existing or hereafter created.

b. Payment. Upon occurrence of an Event of Default, (i) the right of Guarantor to receive any payment, whether of principal or interest, on any obligation owing by Borrower to Guarantor shall be subordinated to the right of Lender to receive payment due on the Indebtedness; (ii) Guarantor shall not receive or accept any payments from or on behalf of Borrower, any guarantor, or any other obligor on any obligation owing by Borrower to Guarantor without the prior written consent of Lender, and, if Guarantor receives such a payment without Lender’s prior written consent, such payment shall be received in trust for Lender and shall be immediately tendered to Lender to be applied towards the Indebtedness; and (iii) Guarantor shall direct Borrower to make all payments on any obligation owing to Guarantor by Borrower directly to Lender to be applied towards the Indebtedness, which direction may not be changed or terminated without the prior written consent of Lender.

8. Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

9. Cumulative Rights. The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted herein, or hereafter existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.

No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.

10. Governing Law . This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah.

11. Binding Effect. This Guarantee may be executed and delivered to Lender prior to the execution and delivery of the Loan Documents. This Guarantee shall nonetheless be binding and enforceable upon its execution and delivery to Lender.

12. Revival Clause. If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower, Guarantor, or any other party should for any reason subsequently be determined to be “voidable” or “avoidable” in whole or in part within the meaning of any state or federal law (collectively “voidable transfers”), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender’s counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

13. Severability and Interpretation. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The headings in this

Guarantee are inserted for convenience only and shall not be considered part of the Guarantee nor be used in its interpretation. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

14. Continuing Agreement. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness or any portion thereof is outstanding and unpaid. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and /its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Borrower, Guarantor, or any other person or entity at any time will not affect this Guarantee.

15. Entire Agreement. This Guarantee, together with the Loan Agreement, constitutes the entire agreement between Lender and Guarantor concerning the subject matter hereof, and may not be altered or amended except by written agreement signed by Lender and Guarantor. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are rescinded.

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IN WITNESS WHEREOF, this Guarantee has been executed as of the first day and year set forth above.

Guarantor:

Siemens Enterprise Communications, Inc.

By:
Stephen Juge
Senior Vice President and General Counsel